I

United States

Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

(Exact name of registrant as specified in its charter)

Delaware	000-10537	36-3143493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 South River Street
Aurora, Illinois 60507
(Address of principal executive offices) (Zip code)

(630) 892-0202
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OSBC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 23, 2023, Old Second Bancorp, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Of the 44,665,127 shares of common stock eligible to vote at the Annual Meeting, 37,094,152 shares were represented in person or by proxy, representing approximately 83.05% of the outstanding shares. At the Annual Meeting, the stockholders elected William Kane, John Ladowicz, Billy J. Lyons, Jr., Patti Temple Rocks, and John Williams, Jr. as Class I directors to serve a term expiring in 2026, and voted on the two additional proposals listed below. Further detail on each of the matters voted on by the stockholders is available in the Company’s Definitive Proxy Statement.

The final results of voting on each of the matters submitted to a vote of common stockholders during the Annual Meeting are as follows:

1)	Election of five Class I directors to serve a three-year term expiring in 2026 and until their respective successors are duly elected and qualified:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
William Kane	30,489,024	1,989,184	755,230	3,860,714
John Ladowicz	26,935,397	5,552,419	745,622	3,860,714
Billy J. Lyons, Jr.	30,330,298	2,808,131	95,009	3,860,714
Patti Temple Rocks	28,996,502	3,473,466	763,470	3,860,714
John Williams, Jr.	32,459,492	715,124	58,822	3,860,714

2)	A non-binding, advisory vote, to approve the compensation of our named executive officers (the “say-on-pay” vote):

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,215,831	2,082,269	935,338	3,860,714

3)	A proposal to ratify Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the year ended December 31, 2023:

6,814,346
Votes For	Votes Against	Abstentions	Broker Non-Votes
36,779,480	268,804	45,868	0

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.

Dated: May 24, 2023	By:	/s/ Bradley S. Adams
Bradley S. Adams
Executive Vice President and
Chief Financial Officer